EXHIBIT *(10.25)

                          CAPITAL EXPENDITURE LOAN NOTE


$3,000,000.00                                                October  29, 1999


      FOR VALUE RECEIVED, and intending to be legally bound, the undersigned, IGI, INC., IGEN, INC., IMMUNOGENETICS, INC., and BLOOD CELLS, INC., each a corporation, (collectively, "Borrowers" and severally, each a "Borrower") hereby promises to pay to the order of FLEET CAPITAL CORPORATION ("Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of Three Million Dollars ($3,000,000.00), or such lesser sum which then represents the aggregate unpaid principal balance of Capital Expenditure Loans, together with interest from and after the date hereof on the unpaid principal balance outstanding at the applicable per annum rate(s) set forth in the Loan Agreement (as defined below). Interest shall be computed in the manner provided in Section 2 of the Loan Agreement.

      This Capital Expenditure Loan Note ("Note") is the Capital Expenditure Loan Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement between Borrowers and Lender dated the date hereof (as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

      Except as otherwise provided herein, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

1. Interest shall be due and payable in arrears, on the first day of each calendar month, commencing with the first month after the initial Capital Expenditure Loan is made and continuing until such time as the full principal balance of the Capital Expenditure Loan, together with all other amounts owing hereunder, shall have been paid in full.

2. Principal shall be due and payable as follows: (a) Subject to clause (b) below, each Capital Expenditure Loan shall be repaid in equal and consecutive quarterly installments, each in the amount of one-twentieth of the initial amount of such Capital Expenditure Loan, commencing on the first day of the next fiscal quarter immediately following the date on which such advance is made and continuing on the first day of each successive fiscal quarter thereafter, and
(b) all outstanding principal, together with any and all other unpaid amounts hereunder, shall in any event be due and payable on the Revolving Credit Maturity Date.

      Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon the earlier of acceleration of the Obligations following an Event of Default under the Loan Agreement or termination of the Loan Agreement pursuant to Section 4 thereof.

      This Note shall be subject to mandatory prepayment (and prepayment premium, if applicable) in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrower may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner and under the terms provided in Section 4 of the Loan Agreement. All prepayments shall be applied to the principal balance in the inverse order of the due dates of unpaid installments.

      Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement or as available at law or in equity to protect and enforce Lender's rights hereunder.

      Time is of the essence of this Note. To the fullest extent permitted by applicable law, each Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, and diligence in collection.

      Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any Collateral securing this Note without enforcing its rights against Borrowers (or any one or more of them) or any other property of any Borrower. Each Borrower agrees that, without releasing or impairing Borrowers' liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note. All rights and remedies of Lender are cumulative and not alternative and may be exercised in any order against any one or more parties liable for the indebtedness evidenced by this Note.

      IN ANY LITIGATION ARISING OUT OF OR RELATING TO ANY OF THE MATTERS CONTAINED IN THIS NOTE OR ANY OF THE DOCUMENTS DELIVERED IN CONNECTION HEREWITH IN WHICH LENDER AND BORROWER ARE ADVERSE PARTIES, LENDER AND EACH BORROWER WAIVE TRIAL BY JURY.

      This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Pennsylvania. All obligations of Borrowers hereunder shall be joint and several.


                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, Borrowers have caused this Note to be duly executed and delivered on the date first above written.

                                    IGI, INC.
Attest

/s/ Robert McDaniel                 By: /s/ Manfred Hanuschek
----------------------------            --------------------------------------

                                    Name:  Manfred Hanuschek
                                           -----------------------------------
                                    Title: CFO
                                           -----------------------------------

                                    IGEN, INC.
Attest:

/s/ Robert McDaniel                 By: /s/ Manfred Hanuschek
----------------------------            --------------------------------------
                                    Name:  Manfred Hanuschek
                                           -----------------------------------
                                    Title: CFO
                                           -----------------------------------

                                    IMMUNOGENETICS, INC.
Attest:

/s/ Robert McDaniel                 By: /s/ Manfred Hanuschek
----------------------------            --------------------------------------
                                    Name:  Manfred Hanuschek
                                           -----------------------------------
                                    Title: CFO
                                           -----------------------------------

                                    BLOOD CELLS, INC.
Attest:

/s/ Robert McDaniel                 By: /s/ Manfred Hanuschek
----------------------------            --------------------------------------
                                    Name:  Manfred Hanuschek
                                           -----------------------------------
                                    Title: CFO
                                           -----------------------------------


                                       4